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                                                                    EXHIBIT 99.3

                              FEDERAL RESERVE BOARD

                             Washington, D.C. 20551


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  March 14, 1997

                              OLD NORTH STATE BANK
--------------------------------------------------------------------------------
             (exact name of registrant as specified in its charter)


          North Carolina                            56-1626002
          --------------                            ----------
         (State or other                           (IRS Employer
         jurisdiction of                         Identification No.)
         incorporation)

161 S. Stratford Road, Winston-Salem, NC               27104
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(Address of principal executive offices)             (zip code)

Registrant's telephone number, including area code: (910) 631-3900


ITEM 5.  OTHER EVENTS

         On March 14, 1997 Old North State Bank and LSB Bancshares, Inc., of Lexington, North Carolina, jointly announced the signing of a Definitive Agreement under which Old North State Bank would merge with and into Lexington State Bank, the wholly owned subsidiary of LSB Bancshares, Inc., subject to satisfaction of certain conditions, including receipt of shareholder and all regulatory approvals. Included as Exhibit 99 is the joint press release.

                                  EXHIBIT INDEX

Exhibit                          Description                              Page
Number                                                                   Number

  99               Joint Press Release issued March 14, 1997               3





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          OLD NORTH STATE BANK
                                               (Registrant)


Date:  March 21, 1997                     By:  /s/ Nicholas A. Daves
                                               --------------------------------
                                               Nicholas A. Daves

                                          Title: Chairman